THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 7, 1999

                              --------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc. (the "Fund") will be held at 3:00 P.M., New York time, on June 7, 1999 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1.    To elect four Directors.

      2.    To   ratify   the   selection   by  the   Board  of   Directors   of
            PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

      3.    To act upon, if presented, certain stockholder proposals.

      Only holders of record of Common Stock at the close of business on April 30, 1999 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                        Robert R. Gambee
                                                        Chief Operating Officer
                                                        and Secretary

Dated: May 3, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 7, 1999

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 7, 1999 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors, FOR the ratification of the selection of independent accountants and AGAINST each of the stockholder proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

      The close of business on April 30, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 29,279,442 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 3, 1999.

      The Board of Directors of the Fund has nominated four Directors for election at the Meeting (Proposal 1) and approved the selection of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending December 31, 1999, for ratification by the stockholders at the Meeting (Proposal 2).

      The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 1999 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting. Four Class II nominees are proposed in this Proxy Statement for election.

      Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, Mr. Zuhlsdorff and Mr. Dobson, who were elected to the Board on June 19, 1992, June 18, 1993, April 24, 1995, October 21, 1996 and April 30, 1998, respectively.

      The following Directors have been nominated for election at the 1999 Annual Meeting:

                                                                                            Shares of Common Stock
                                                                                              Beneficially Owned,
                                                   Principal Occupations                    Directly or Indirectly,
     Name                 Age  Position with Fund  During Past Five Years                    at April 30, 1999(1)
     -----                ---  ------------------  ---------------------------------       -------------------------
John A. Bult(2)(3)        62   Director            Chairman of PaineWebber                           1,655
   Class II                                          International, Director of The
                                                     France Growth Fund, Inc. and
                                                     The Greater China Fund, Inc.

John H. Cannon            57   Director            Vice President and Treasurer of the                 172
   Class II                                          Woolworth Corporation.

                                                                                            Shares of Common Stock
                                                                                              Beneficially Owned,
                                                   Principal Occupations                    Directly or Indirectly,
     Name                 Age  Position with Fund  During Past Five Years                    at April 30, 1999(1)
     -----                ---  ------------------  ---------------------------------       -------------------------
Robert H.                 59   Director            President of The Wadsworth Group,                 2,869
Wadsworth(2)(5)                                      First Fund Distributors, Inc.
   Class II                                          and Guinness Flight Investment
                                                     Funds, Inc., Vice President
                                                     of Professionally Managed
                                                     Portfolios and Advisors
                                                     Series Trust.

Peter Zuhlsdorff          59   Director            Chairman, DIH-German Industrie                     --
   Class II                                          Holding. Chairman of the
                                                     Supervisory Board of GFK
                                                     AG. Deutz AG, Triangle
                                                     Venture Capital, Merck KGaA
                                                     and Escada AG. Member of
                                                     the Advisory Boards of
                                                     Melitta Unternehmensgruppe
                                                     Bentz KG, Diebels GmbH &
                                                     Co. KG and Member of the
                                                     District Advisory Board of
                                                     Deutsche Bank AG. Member of
                                                     the Board Escada (USA) Inc.
                                                     Chairman of the Board of
                                                     Wella AG (1991-1995).
                                                     Chairman of Kaiser's Kaffee
                                                     and Tengelmann
                                                     Unternehmensgruppe.

     The following are Directors whose terms continue:

Michael W.R.              46   Chairman and        Member of the Board of Managing                      --
Dobson(2)(3)                   Director              Directors of Deutsche Bank AG,
  Class I                                            Holding GmbH, DWS Deutsche
                                                     Gesellschaft fur
                                                     Wertpapiersparen mbH,
                                                     Deutsche Asset Management
                                                     International GmbH,
                                                     Director of Anglo &
                                                     Overseas Trust Plc, General
                                                     Enterprise Management
                                                     Services Ltd.

                                                                                            Shares of Common Stock
                                                                                              Beneficially Owned,
                                                   Principal Occupations                    Directly or Indirectly,
     Name                 Age  Position with Fund  During Past Five Years                    at April 30, 1999(1)
     -----                ---  ------------------  ---------------------------------       -------------------------
Richard Karl              56   Director            Vice Chairman and Chief Financial                 5,753
Goeltz                                               Officer of American Express
   Class I                                           Co., Group Chief Financial
                                                     Officer and Member of the
                                                     Board of Directors of
                                                     National Westminster Bank
                                                     Plc. (1992-1996). Director
                                                     and Executive Vice
                                                     President-Finance of Joseph
                                                     E. Seagram & Sons, Inc.
                                                     (1976-1992). Executive Vice
                                                     President-Finance of The
                                                     Seagram Company Ltd.
                                                     (1976-1992).

Christian H.              55                       Director Managing Director of DWS-                 --
Strenger(2)(3)(4)(5)                                 Deutsche Gesellschaft fur
   Class I                                           Wertpapiersparen mbH (since
                                                     1991). Chairman of Deutsche
                                                     Fund Management,Inc. (since
                                                     1997). Managing Director of
                                                     Deutsche Bank Securities
                                                     Corporation (1986-1991).

Dr. Franz Wilhelm         56   Director            Member of the Board of Management                  --
Hopp                                                 of ERGO Versicherungsgruppe AG,
   Class III                                         VICTORIA Lebensversicherung AG
                                                     and VICTORIA Versicherung AG,
                                                     VICTORIA International AG,
                                                     VICTORIA Ruck AG, D.A.S.
                                                     Versicherungs-AG, Chairman of
                                                     the Supervisory Board of
                                                     VORSORGE Lebensversicherung AG.
                                                     Chairman of the Supervisory
                                                     Board of VICTORIA
                                                     Kapitalanlagegesellschaft mbH.
                                                     Member of the Supervisory Board
                                                     of Bankhaus Ellwanger &Geiger,
                                                     Former Member of the Board of
                                                     Management of VICTORIA Holding
                                                     AG, Chairman of the
                                                     Board of Management of
                                                     Wurttembergische
                                                     Lebensversicherung AG, Member of
                                                     the Board of Management of
                                                     Wurttembergische AG
                                                     Versicherungs-Beteiligungsgesellschaft,
                                                     Wurttembergische Versicherung AG
                                                     (1990-1995), Deputy Chairman of
                                                     the Supervisory Board of
                                                     Leonberger Bausparkasse AG.

                                                                                            Shares of Common Stock
                                                                                              Beneficially Owned,
                                                   Principal Occupations                    Directly or Indirectly,
     Name                 Age  Position with Fund  During Past Five Years                    at April 30, 1999(1)
     -----                ---  ------------------  ---------------------------------       -------------------------
Ernst-Ulrich              65   Director            Chief Financial Officer and                          --
Matz                                                 member of the Board of Directors
   Class III                                         of IWKA Aktiengesellschaft.
                                                     Member of the Board of Directors
                                                     of KUKA Welding Systems + Robot
                                                     Corp. Member of the Supervisory
                                                     Boards of Bopp & Reuther AG, Ex
                                                     Cell-O Holding AG, ARO S.A.
                                                     (Chauteau-du-Loir). Member of
                                                     the District Advisory Boards of
                                                     Deutsche Bank AG (Mannheim) and
                                                     Gerling-Konzern. Chairman of the
                                                     Rumanian Group in the German
                                                     East-West Trade Committee.

Dr. Frank Tromel          63   Director            Chairman of the Board of Managing                   --
   Class III                                         Directors of Delton AG (since
                                                     1990). Chairman of the
                                                     Supervisory Board of Ceag AG
                                                     (since 1981). Chairman of the
                                                     Board of Managing Directors of
                                                     Altana AG (1987-1990). Member of
                                                     the Board of Managing Directors
                                                     of Altana AG (1977-1987).

----------
(1) As of April 30, 1999, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Dobson, Strenger and Wadsworth each also serves as a Director of The Central European Equity Fund, Inc. and The Germany Fund, Inc., the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Dobson is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which Deutsche Bank Securities Inc. is an indirect wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DBAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of April 30, 1999, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Strenger and Wadsworth each also serves as a Trustee of Deutsche Portfolios, an open-end registered investment company for which Deutsche Bank Securities Inc. acts as sub-adviser of two portfolios and an affiliate of Deutsche Bank Securities Inc. acts as investment manager. In addition, Mr. Wadsworth serves as a Director of the DB New World Portfolio Limited as well as the DB New World Fund Limited and LDC. Deutsche Bank AG (New York Branch) acts as Investment Manager with respect to these three funds and as Administrator of DB New World Portfolio Limited.

      The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Wadsworth and Goeltz. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met five times during the fiscal year ended December 31, 1998. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Wadsworth and Goeltz. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement, dated as of January 31, 1990 (the "Management Agreement"), between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement, dated as of January 31, 1990 (the "Investment Advisory Agreement"), between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Messrs. Cannon and Dobson and Dr. Tromel. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr. Zuhlsdorff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. (which together with Deutsche Portfolios, an open-end investment comany, represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1998, and from the Fund and such other three funds for the year ended December 31, 1998, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                              Aggregate Compensation    Total Compensation From
      Name of Director               From Fund               Fund Complex
       ---------------        ----------------------    -----------------------
John H. Cannon                        $16,500                 $  16,500
Richard Karl Goeltz                    15,750                    15,750
Dr. Franz Wilhelm Hopp                  9,750                     9,750
Ernst-Ulrich Matz                      11,250                    11,250
Dr. Frank Tromel                       11,250                    11,250
Robert H. Wadsworth                    17,250                    72,750
Peter Zuhlsdorff                        9,000                     9,000
                                      -------                  --------
  Total                               $90,750                  $146,250
                                      =======                  ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or Deutsche Asset Manangement International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The Germany Fund, Inc. and The Central European Equity Fund, Inc.):
                                                   Principal Occupations
      Name        Age  Position with Fund          During Past Five Years
     -----        ---  -------------------         -----------------------------
Kenneth J. Tarr   54   President and Chief         Executive Vice President,
                        Executive Officer            Deutsche Bank AG, New York
                                                     Branch. Chairman, Deutsche
                                                     Bank Trust Co. and Deutsche
                                                     Morgan Grenfell Investment
                                                     Management, Inc. (since
                                                     1997). Principal, Weiss,
                                                     Peck & Greer, LLC.
                                                     (1994-1997).

Robert R. Gambee  56   Chief Operating Officer     Director (since 1992), First
                         and Secretary               Vice President (1987-1991)
                                                     and Vice President (1978-
                                                     1986) of Deutsche Bank
                                                     Securities Inc. Secretary
                                                     of Deutsche Funds, Inc.
                                                     (since 1997) and Assistant
                                                     Secretary of DB New World
                                                     Portfolio LTD. (since
                                                     1998).

Joseph Cheung     40   Chief  Financial Officer    Vice President (since 1996),
                         and Treasurer               Assistant Vice President
                                                     (1994-1996) and Associate
                                                     (1991-1994) of Deutsche
                                                     Bank Securities Inc.

Laura Weber       27   Assistant Secretary and     Assistant Vice President
                         Assistant Treasurer         (since March, 1999) and
                                                     Associate of Deutsche Bank
                                                     Securities Inc.
                                                     (1997-February 1999).
                                                     Manager of Raymond James
                                                     Financial (1996-1997).
                                                     Portfolio Accountant of
                                                     Oppenheimer Capital
                                                     (1995-1996). Supervisor
                                                     (1994-1995) and Mutual Fund
                                                     Accountant (1993-1994) of
                                                     Alliance Capital
                                                     Management.

      The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank
Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of April 30, 1999, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

                 Name and Address                   Amount and Nature            Percent of
                of Beneficial Owner              of Beneficial Ownership   Outstanding Common Stock
                 -----------------                ---------------------   -------------------------
FMR Corp.(1)(2) ..............................          2,889,100                 9.979
82 Devonshire Street
Boston, MA 02109

Mira, L.P.(1) ................................          1,558,400                 5.102
One Chase Manhattan Plaza, 42nd Floor
New York, NY 10005

----------
(1) This information is based exclusively on information provided by such persons on Schedules 13G filed with respect to the Fund on February 1, 1999 and February 26, 1999, respectively. President and Fellows of Harvard College had filed a Schedule 13G with respect to the Fund on February 12, 1999, but subsequently clarified on March 30, 1999, after being questioned by the Fund's secretary, that they owned less than 5% of the outstanding Common Stock of the Fund. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of April 30, 1999.

(2) Such person reported that its beneficial ownership resulted from ownership of shares of Common Stock of the Fund by various investment companies which are advised by such person.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2000 is January 3, 2000. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement not later than April 8, 2000. Any such proposal received after such date will be considered untimely, and will be excluded from the next Annual Meeting in accordance with the Fund's Advance Notice By-law.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1998 to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY.

                                                         Robert R. Gambee
                                                         Chief Operating Officer
                                                         and Secretary

Dated: May 3, 1999

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                        [NEW GERMANY FUND LOGO OMITTED]

PROXY                      THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The New Germany Fund, Inc. (the "Fund") held of record by the undersigned on April 30, 1999 at an Annual Meeting of Stockholders to be held on June 7, 1999 or any adjournment thereof.

1.ELECTION OF     |_| FOR all nominees listed below  |_|  WITHHOLDING AUTHORITY
  DIRECTORS.          (except as marked to the            nominees to vote for
                      contrary below)                     all listed below

(Instruction:  To withhold  authority for any  individual  nominee strike a line through the nominee's name in the list below.)

                                    CLASS II
                            (to serve until the 2002
                         Annual Meeting of Stockholders)

                   John A. Bult             Robert H. Wadsworth
                  John H. Cannon             Peter Zuhlsdorff

      2.   TO   RATIFY   THE   SELECTION   BY  THE   BOARD   OF   DIRECTORS   OF
PricewaterhouseCoopers LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                  |_|  APPROVE        |_|  DISAPPROVE        |_| ABSTAIN

      3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


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      This proxy when  properly  executed  will be voted in the manner  directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and to APPROVE Proposal 2.

      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.

                                             ___________________________________
                                                     Name (please print)

                                             ___________________________________
                                             Name of Corporation (if applicable)

                                             (By)_____________(Date)______  1999
                                                 (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.